Convertible Loan from Shareholder	12 Months Ended
Dec. 31, 2025
Convertible Loan from Shareholder [Abstract]
CONVERTIBLE LOAN FROM SHAREHOLDER
NOTE 14:	CONVERTIBLE LOAN FROM SHAREHOLDER

During 2025, the Company received a convertible loan of approximately $208 thousand (NIS 700 thousand) from a director of the Company. The loan bears interest at an annual rate of 8% and is convertible into the Company’s ADSs at a conversion price equal to the average ADS price over the 30 trading days preceding the conversion notice, less a 20% discount.

The loan is classified as a financial liability and measured at amortized cost using the effective interest method, at an effective interest rate of 8% per annum. For the period from the receipt of the loan through December 31, 2025, the Company recognized interest expense of approximately $7 thousand, increasing the carrying amount of the loan to approximately $215 thousand before the fair value adjustment described below.

As the loan is convertible into ADSs at a 20% discount to their market price, the Company remeasured the loan to its fair value of approximately $269 thousand as of December 31, 2025, and recognized a revaluation loss of approximately $54 thousand in profit or loss. Accordingly, the carrying amount of the loan as of December 31, 2025 was approximately $269 thousand. As the lender is a director of the Company, the loan constitutes a related party transaction. Subsequent to the reporting date, the loan was converted in full into shares of the Company (see Note 28).